EXHIBIT INDEX

Exhibit A: Attachment to item 77o:
           Transactions effected pursuant to Rule 10f-3
-------------------------------------------------------

Exhibit A:
Item 77O

Transactions Executed Pursuant to Rule 10f-3

For the six month period ended June 30, 2000 the Fund engaged in several transactions which involved the purchase of securities during the existence of an underwriting or selling syndicate in which CIBC World Markets Corp., an affiliate of the Fund, participated as an underwriter. The
Fund did not purchase securities directly from CIBC World
Markets Corp. and purchased the securities at the offering price.

The members of the Board of Managers of the Fund, including a majority of the Managers who are not interested persons, have adopted Rule 10f-3 procedures, pursuant to which such transactions may be affected by the Fund. On April 19, 2000 and July 26, 2000, the Board of Managers of the Fund determined that the transactions met the requirements of Rule 10f-3. Details of the transactions have been attached as an exhibit.


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/04/00
Name of Issuer/Issue:  Cabot Microelectronics Corp.
Principal Amount of Offering:  4,000,000 Shares
Price/Spread:  $20.00 / $1.40
Amount Purchased by the Fund:  500 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X      	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.       X     	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X     	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              04/04/00
Name: Greg D.  Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/05/00
Name of Issuer/Issue:   Ulticom, Inc.
Principal Amount of Offering:  4,250,000 Shares
Price/Spread:  $13.00 / $0.91
Amount Purchased by the Fund:  7,000 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             04/05/00
Name:  Greg D.  Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/26/00
Name of Issuer/Issue:  AT&T Wireless Group Tracking Stock
Principal Amount of Offering:  306,000,000 Shares
Price/Spread:  $29.50 / $0.86
Amount Purchased by the Fund:  21,900 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             04/26/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/18/00
Name of Issuer/Issue:  New Focus, Inc.
Principal Amount of Offering:  5,000,000 Shares
Price/Spread:  $20.00 / $1.40
Amount Purchased by the Fund:  2,000 shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             05/18/00
Name: Greg D.  Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/23/00
Name of Issuer/Issue:  Intergrated Circuit Systems
Principal Amount of Offering:  12,500,000 Shares
Price/Spread:  $13.00 / $0.88
Amount Purchased by the Fund:  5,000 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             05/23/00
Name:  Greg D. Jakubowsky			Date
Title:

 SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  06/27/00
Name of Issuer/Issue:  Marvell Technology Group
Principal Amount of Offering:  6,000,000 Shares
Price/Spread:  $15.00 / $1.05
Amount Purchased by the Fund:  10,000 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             06/27/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/01/00
Name of Issuer/Issue:  Telaxis Communications Corp.
Principal Amount of Offering:  $68,000,000
Price/Spread:  17
Amount Purchased by the Fund:  1,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/01/00
Name:  Greg D. Jakubowsky			Date
Title:    Head Trader

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/04/00
Name of Issuer/Issue:  Mediacom Communications Corp.
Principal Amount of Offering:  $1,380,000,000
Price/Spread:  19
Amount Purchased by the Fund:  5,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/04/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/10/00
Name of Issuer/Issue:  Witness Systems
Principal Amount of Offering:  $76,000,000
Price/Spread:  20
Amount Purchased by the Fund:  200
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/10/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/17/00
Name of Issuer/Issue:  Eloquent, Inc.
Principal Amount of Offering:  $72,000,000
Price/Spread:  16
Amount Purchased by the Fund:  300
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/17/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/08/00
Name of Issuer/Issue:  First World Communications
Principal Amount of Offering:  $170,000,000
Price/Spread:  17
Amount Purchased by the Fund:  1,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/08/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/16/00
Name of Issuer/Issue:  Intergrated Info Systems
Principal Amount of Offering:  $69,000,000
Price/Spread:  15
Amount Purchased by the Fund:  2000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/16/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/23/00
Name of Issuer/Issue:  Metalink
Principal Amount of Offering:  $135,000,000
Price/Spread:  45
Amount Purchased by the Fund:  200
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/23/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/23/00
Name of Issuer/Issue:  Breezecom Ltd.
Principal Amount of Offering:  $100,000,000
Price/Spread:  20
Amount Purchased by the Fund:  100
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/23/00
Name:  Greg D. Jakubowsky			Date
Title:
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/24/00
Name of Issuer/Issue:  Etinuum
Principal Amount of Offering:  $54,000,000
Price/Spread:  12
Amount Purchased by the Fund:  100
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/24/00
Name:  Greg D. Jakubowsky			Date
Title:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/29/00
Name of Issuer/Issue:  TTI Telecom
Principal Amount of Offering:  $57,543,750
Price/Spread:  34.875
Amount Purchased by the Fund:  500
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/29/00
Name:  Greg D. Jakubowsky			Date
Title:


  Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the Exchange Act, that have received an investment grade rating from at least one NRSRO; provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.